SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                               Amendment No. 1 to
                                    Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            April 5, 2002
                                                           ---------------------



                   LADENBURG THALMANN FINANCIAL SERVICES INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Florida                       1-15799                65-0701248
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(State or Other Jurisdiction        (Commission File           (IRS Employer
    of Incorporation)                   Number)              Identification No.)



590 Madison Avenue, 34th Floor, New York, New York                   10022
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code   (212) 409-2000
                                                     --------------



                                 Not Applicable
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         Ladenburg Thalmann Financial Services Inc. ("Company") today announced the termination of the previously announced letter of intent with Gruntal Financial, L.L.C. ("Gruntal"), pursuant to which the Company was to acquire Gruntal and its broker-dealer affiliates, Gruntal & Co., L.L.C. and The GMS Group, L.C.C., because the parties were unable to reach agreement on definitive terms for the transaction.

         The press release announcing the termination of the letter of intent is attached to this Report as Exhibit 99.1.

Item 7. Financial Statement and Exhibits

         (c)      Exhibits:

                  99.1     Press release dated April 22, 2002

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 22, 2002


                                    LADENBURG THALMANN FINANCIAL SERVICES INC.


                                    By:     /s/ J. Bryant Kirkland III
                                            ------------------------------------
                                            Name:    J. Bryant Kirkland III
                                            Title:   Chief Financial Officer